================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ________________________

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                                February 17, 2005

                               ROGERS CORPORATION
               (Exact name of Registrant as specified in Charter)


         Massachusetts               1-4347                  06-0513860
 (State or Other Jurisdiction     (Commission             (I.R.S. Employer
       of Incorporation)           File Number)          Identification No.)


       One Technology Drive, P.O. Box 188, Rogers, Connecticut 06263-0188
              (Address of Principal Executive Offices and Zip Code)

                                 (860) 774-9605
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 204.13e-4(c))


================================================================================

Item 8.01    Other Events.

In a press release dated February 17, 2005, the Registrant announced that it postponed its fourth quarter earnings release, scheduled for today, and conference call, scheduled for tomorrow, to a later date.


Item 9.01    Financial Statements and Exhibits.

(c)    Exhibits

Exhibit No.                            Description
-----------                            -----------

99.1             Press release, dated February 17, 2005, issued by Rogers
                 Corporation.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ROGERS CORPORATION


                                       By: /s/ James M. Rutledge
                                           -------------------------------------
                                           James M. Rutledge
                                           Vice President Finance,
                                           Chief Financial Officer and Treasurer

Date: February 17, 2005